Exhibit 99.1

On April 28, 2020, Boston Properties, Inc. (the “Company” or “Boston Properties”) reported results for the first quarter ended March 31, 2020.

Financial highlights for the first quarter 2020 (unaudited) include:

•	Revenue grew 4% to $752.6 million as compared to revenue of $725.8 million for the first quarter ended March 31, 2019.

•

Net income attributable to common shareholders was $497.5 million, or $3.20 per diluted share (EPS), compared to $98.1 million, or $0.63 per diluted share, for the quarter ended March 31, 2019, primarily due to $2.37 per diluted share from gains on asset sales in the first quarter of 2020.

•	Funds from Operations (FFO) was $284.1 million, or $1.83 per diluted share, reflecting growth of 7% compared to FFO of $266.0 million, or $1.72 per diluted share, for the quarter ended March 31, 2019.

○

FFO in the first quarter of $1.83 per diluted share was $0.02 per share greater than the midpoint of the Company’s first quarter guidance provided on January 28, 2020 due primarily to $0.02 per share of greater-than-projected portfolio performance.

The Company provided a business update pertaining to the current COVID-19 pandemic including:

•

The safety of Boston Properties’ tenants and employees remains the Company’s highest priority. The Company has formed a Heath and Security Task Force to prepare buildings for re-occupancy and will implement a number of processes, technologies and communications to provide a safe environment at the Company’s properties.

•	All office properties throughout the Boston Properties portfolio remain open for tenants, although physical occupancy is low due to shelter-in-place orders.

•

For the month of April, the Company collected 90% of its total commercial rent payments due April 1 from retail and office tenants. Rent collections from office tenants, excluding retail, were 95% in total.

•

The Company continues to maintain a strong liquidity position with $2.1 billion of total liquidity as of March 31, 2020 consisting of $661 million of cash, $151 million of cash held in 1031 exchange escrow as well as $1.25 billion available under its unsecured revolving credit facility.

•

Although the Company’s office rent collections were strong in April, due to the uncertainty of the impacts of the COVID-19 pandemic, including the unknown duration and impact of shelter-in-place requirements and the uncertain economic climate, the Company believes it is prudent to withdraw its guidance for full year 2020 EPS and FFO.

Recent business highlights include:

•

Completed and fully placed in-service 17Fifty Presidents Street located in Reston, Virginia on March 26, 2020. 17Fifty Presidents Street is a build-to-suit project with approximately 276,000 net rentable square feet of Class A office space that is 100% leased to an affiliate of Leidos Holdings, Inc.

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•

Completed the sale of New Dominion Technology Park located in Herndon, Virginia on February 20, 2020, for a gross sale price of $256.0 million, resulting in net proceeds of approximately $254.0 million and reported gain on sale of approximately $192.3 million. New Dominion Technology Park is comprised of two Class A office properties aggregating approximately 493,000 net rentable square feet.

•

Completed the acquisition of the land underlying the ground lease at Platform 16 located in San Jose, California on February 20, 2020, for a purchase price of approximately $74.0 million at BXP’s Share. Platform 16 is a joint venture in which the Company owns 55%. Platform 16 consists of a parcel of land totaling approximately 5.6 acres that is expected to support the development of approximately 1.1 million square feet of commercial office space.

•

Entered into a joint venture with Alexandria Real Estate Equities to develop, own and operate approximately 1.1 million square feet of existing office and life science lab properties in South San Francisco, California, with the opportunity for approximately 640,000 square feet of additional future development. The Company contributed three office properties totaling approximately 768,000 square feet and development rights resulting in a non-cash gain on sale of real estate of approximately $217.7 million. Upon completion, the joint venture is expected to own an approximately 1.7 million square foot life science campus including a mix of office and lab buildings. Boston Properties will have a 50% ownership interest in the joint venture.

These selected financial results and related information of the Company contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “believes,” “budgeted,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. These statements are based on our current expectations of future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company’s control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statement. These factors include, without limitation, uncertainties and risks related to the impact of the COVID-19 global pandemic, including the duration, scope and severity of the pandemic domestically and internationally; federal, state and local government actions or restrictive measures implemented in response to COVID-19, the effectiveness of such measures and the direct and indirect impact of such measures on our and our tenants’ businesses, financial condition, results of operations, cash flows, liquidity and performance, and the U.S. and international economy and economic activity generally; whether new or existing actions and measures continue to result in increasing unemployment that impacts the ability of our residential tenants to generate sufficient income to pay, or make them unwilling to pay rent in a timely manner, in full, or at all; the health, continued service and availability of our personnel, including our key personnel and property management teams; and the effectiveness or lack of effectiveness of governmental relief in providing assistance to individuals and large and small businesses, including our tenants, that have suffered significant adverse effects from COVID-19. In addition to the risks specific to COVID-19, other factors include, without limitation, the Company’s ability to satisfy the closing conditions to the pending transactions described above, the Company’s ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our interest rate hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake a duty to update or revise any forward-looking statement whether as a result of new information, future events or otherwise.

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Financial tables follow.

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BOSTON PROPERTIES, INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	March 31, 2020	December 31, 2019
	(in thousands, except for share and par value amounts)
ASSETS
Real estate, at cost	$21,273,137	$21,458,412
Construction in progress	804,179	789,736
Land held for future development	264,893	254,828
Right of use assets - finance leases	237,394	237,394
Right of use assets - operating leases	148,057	148,640
Less: accumulated depreciation	(5,209,487)	(5,266,798)

Total real estate	17,518,173	17,622,212
Cash and cash equivalents	660,733	644,950
Cash held in escrows	197,845	46,936
Investments in securities	28,101	36,747
Tenant and other receivables, net	89,431	112,807
Related party note receivable, net	78,800	80,000
Note receivable, net	15,794	15,920
Accrued rental income, net	1,059,677	1,038,788
Deferred charges, net	667,076	689,213
Prepaid expenses and other assets	136,730	41,685
Investments in unconsolidated joint ventures	1,377,338	955,647

Total assets	$21,829,698	$21,284,905

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,919,157	$2,922,408
Unsecured senior notes, net	8,393,009	8,390,459
Unsecured line of credit	250,000	—
Unsecured term loan, net	499,058	498,939
Lease liabilities - finance leases	227,067	224,042
Lease liabilities - operating leases	200,573	200,180
Accounts payable and accrued expenses	293,831	377,553
Dividends and distributions payable	171,026	170,713
Accrued interest payable	82,388	90,016
Other liabilities	366,852	387,994

Total liabilities	13,402,961	13,262,304

Commitments and contingencies	—	—

Redeemable deferred stock units	5,854	8,365

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—

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BOSTON PROPERTIES, INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	March 31, 2020	December 31, 2019
	(in thousands, except for share and par value amounts)
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding at March 31, 2020 and December 31, 2019	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 155,393,455 and 154,869,198 issued and 155,314,555 and 154,790,298 outstanding at March 31, 2020 and December 31, 2019, respectively	1,553	1,548
Additional paid-in capital	6,321,475	6,294,719
Dividends in excess of earnings	(416,740)	(760,523)
Treasury common stock at cost, 78,900 shares at March 31, 2020 and December 31, 2019	(2,722)	(2,722)
Accumulated other comprehensive loss	(55,700)	(48,335)

Total stockholders’ equity attributable to Boston Properties, Inc.	6,047,866	5,684,687
Noncontrolling interests:
Common units of the Operating Partnership	636,572	600,860
Property partnerships	1,736,445	1,728,689

Total equity	8,420,883	8,014,236

Total liabilities and equity	$21,829,698	$21,284,905

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BOSTON PROPERTIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three months ended March 31,
	2020	2019
	(in thousands, except for per share amounts)
Revenue
Lease	$710,111	$679,251
Parking and other	24,504	24,906
Hotel revenue	6,825	8,938
Development and management services	7,879	9,277
Direct reimbursements of payroll and related costs from management services contracts	3,237	3,395

Total revenue	752,556	725,767

Expenses
Operating
Rental	262,966	257,517
Hotel	6,821	7,863
General and administrative	36,454	41,762
Payroll and related costs from management services contracts	3,237	3,395
Transaction costs	615	460
Depreciation and amortization	171,094	164,594

Total expenses	481,187	475,591

Other income (expense)
Income (loss) from unconsolidated joint ventures	(369)	213
Gains (losses) on sales of real estate	410,165	(905)
Interest and other income	3,017	3,753
Gains (losses) from investments in securities	(5,445)	2,969
Impairment losses	—	(24,038)
Interest expense	(101,591)	(101,009)

Net income	577,146	131,159
Net income attributable to noncontrolling interests
Noncontrolling interests in property partnerships	(19,486)	(18,830)
Noncontrolling interest—common units of the Operating Partnership	(57,539)	(11,599)

Net income attributable to Boston Properties, Inc.	500,121	100,730
Preferred dividends	(2,625)	(2,625)

Net income attributable to Boston Properties, Inc. common shareholders	$497,496	$98,105

Basic earnings per common share attributable to Boston Properties, Inc. common shareholders:
Net income	$3.20	$0.63

Weighted average number of common shares outstanding	155,011	154,525

Diluted earnings per common share attributable to Boston Properties, Inc. common shareholders:
Net income	$3.20	$0.63

Weighted average number of common and common equivalent shares outstanding	155,258	154,844

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BOSTON PROPERTIES, INC.

FUNDS FROM OPERATIONS (1)

(Unaudited)

	Three months ended March 31,
	2020	2019
	(in thousands, except for per share amounts)
Net income attributable to Boston Properties, Inc. common shareholders	$497,496	$98,105
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	57,539	11,599
Noncontrolling interests in property partnerships	19,486	18,830

Net income	577,146	131,159
Add:
Depreciation and amortization expense	171,094	164,594
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(17,627)	(18,002)
Company’s share of depreciation and amortization from unconsolidated joint ventures	18,332	15,470
Corporate-related depreciation and amortization	(469)	(395)
Impairment loss	—	24,038
Less:
Gains (losses) on sales of real estate	410,165	(905)
Noncontrolling interests in property partnerships	19,486	18,830
Preferred dividends	2,625	2,625

Funds from operations (FFO) attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.)	316,200	296,314
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of funds from operations	32,138	30,307

Funds from operations attributable to Boston Properties, Inc. common shareholders	$284,062	$266,007

Boston Properties, Inc.’s percentage share of funds from operations - basic	89.84%	89.77%

Weighted average shares outstanding - basic	155,011	154,525

FFO per share basic	$1.83	$1.72

Weighted average shares outstanding - diluted	155,258	154,844

FFO per share diluted	$1.83	$1.72

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(1)

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on our balance sheet, impairment losses on our investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but we believe the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing our operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.

Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.

In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. common shareholders (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.

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BOSTON PROPERTIES, INC.

PORTFOLIO LEASING PERCENTAGES

	% Leased by Location
	March 31, 2020	December 31, 2019
Boston	96.5%	95.9%
Los Angeles	95.9%	96.7%
New York	94.1%	92.9%
San Francisco	93.8%	93.7%
Washington, DC	84.7%	87.6%

Total Portfolio	92.9%	93.0%

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